UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2009
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 112, 2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPONTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Grant of Options to Executive Officers under the 2009 Stock Incentive Plan

Effective January 16, 2009, Royal Mines And Minerals Corp. (the “Company”) granted to its executive officers, K. Ian Matheson and Jason S. Mitchell, non-qualified stock options to acquire an aggregate of 2,100,000 shares of the Company’s common stock under the Company’s 2009 Stock Incentive Plan (the “2009 Plan”). The options granted are exercisable immediately at a price of $0.05 per share, and expire two years after the grant date.

Name	Total Number of Shares Subject to Options	Exercise Price Per Share	Expiration Date
K. Ian Matheson CEO, President and Director	900,000	$0.05	January 15, 2011
Jason S. Mitchell CFO, Treasurer, Secretary and Director	1,200,000	$0.05	January 15, 2011

In addition to the options granted to the Company's executive officers, the Company granted options to acquire an additional 2,900,000 shares of the Company’s common stock under the 2009 Plan to various consultants and advisors of the Company. See Item 8 – Other Events, below.

A copy of the form of non-qualified stock option agreement for directors and executive officers is attached as an exhibit to this Current Report on Form 8-K.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

The Company announced that on January 16, 2009, its Board of Directors have approved two concurrent private placements as follows:

U.S. PRIVATE PLACEMENT

The Company’s Board of Directors have approved a private placement offering of up to 12,000,000 units (the “Units”) at a price of $0.05 US per Unit, with each Unit consisting of one share of the Company’s common stock and one share purchase warrant. Each warrant entitles the holder to purchase an additional share of common stock exercisable for a period of two years at a price of $0.10 US per share.

The offering will be made in the United States to persons who are accredited investors as defined in Regulation D of the Securities Act of 1933.

FOREIGN PRIVATE PLACEMENT

The Company’s Board of Directors have also approved a concurrent private placement offering of up to 10,000,000 Units to persons who are not “U.S. Persons” as defined in Regulation S of the Securities Act of 1933. The Units will be identical to those to be offered under the U.S. Private Placement as described above.

The proceeds of the U.S. Private Placement and the Foreign Private Placement offerings will be used to retire corporate indebtedness, complete work on the Company's mineral properties and for general corporate purposes.

There is no assurance that the U.S. Private Placement or the Foreign Private Placement offerings or any part of them will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 8 – OTHER EVENTS

ITEM 8.01	OTHER EVENTS.

Adoption of 2009 Stock Incentive Plan

Effective January 12, 2009, the Board of Directors of the Company adopted the Company’s 2009 Stock Incentive Plan (the "2009 Stock Incentive Plan"). The purpose of the 2009 Stock Incentive Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company (“Participants”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company.

The 2009 Plan allows the Company to grant options to its officers, directors and employees. In addition, the Company may grant options to individuals who act as consultants to the Company, so long as those consultants do not provide services connected to the offer or sale of the Company’s securities in capital raising transactions and do not directly or indirectly promote or maintain a market for the Company’s securities.

A total of 5,000,000 shares of the Company’s common stock are available for issuance under the Plan. However, the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan will increase effective on the first day of each of the Company’s fiscal quarters, after February 1, 2009, by an amount equal to the lesser of:

(a)	10% of the total increase in the number of shares of common stock outstanding during the previous fiscal quarter; or

(b)	such lesser number of shares of common stock as may be determined by the Company’s Board of Directors.

The Plan provides for the grant of incentive stock options and non-qualified stock options. Incentive stock options granted under the Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the Plan must be approved by the stockholders of the Company within 12 months of its adoption. The Plan has not been approved by the Company’s stockholders. Non-qualified stock options granted under the Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The above description of the 2009 Stock Incentive Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2009 Stock Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Grant of Options Pursuant to 2009 Plan

On January 16, 2009, the Company granted non-qualified stock options to acquire an aggregate of 5,000,000 shares of the Company’s common stock under the Company’s 2009 Stock Incentive Plan (the “2009 Plan”) to various officers, directors and consultants of the Company. Each of the options was granted for a two year term with an exercise price of $0.05 per share. Of the 5,000,000 granted, 2,100,000 were issued to the Company's executive officers and the remaining 2,900,000 were issued to various consultants and advisors.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

10.1	2009 Stock Incentive Plan.

10.2	Form of Non-Qualified Stock Option Agreement for Directors and Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: January 16, 2009
	By:	/s/ Jason S. Mitchell

JASON S. MITCHELL
Chief Financial Officer and Treasurer